--------------------------------------------------------------------------------
The Mexico Fund, Inc.
--------------------------------------------------------------------------------

 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President
 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
--------------------------------------------------------------------------------

 ---------------------------------
  ------------------------------
  ----------------------------


                                   The Mexico
                                   Fund, Inc.
                                  (Unaudited)
    ----------------------
                                Quarterly Report
                                January 31, 2000
  ----------------------------
  ------------------------------


  ------------------------------
                             www.themexicofund.com
 ---------------------------------

--------------------------------------------------------------------------------

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The Mexico Fund, Inc.
First Quarter Report
January 31, 2000
Highlights




  The Mexico Fund, Inc. is a diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexi-can Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed diversified portfolio as part of their overall investment program.
 . The Fund's first quarter of fiscal year 2000 ended January 31, 2000.

 . On March 7, 2000, Moody's Investors Services (Moody's), one of the world's leading rating agencies, announced the upgrade of Mexico's sovereign long-term foreign currency bonds to an investment-grade rating with stable out-look.

 . On March 13, 2000, Standard & Poor's (S&P) also upgraded Mexico's credit rat-ing to one notch below investment-grade, with the possibility of a future up-grade.

 . As a signatory of the North American Free Trade Agreement (NAFTA) and six other free trade agreements, including one with the European Union, we be-lieve Mexico is now the most open and globally integrated economy in Latin America.

 . Mexico's economic activity continued to grow dynamically last year. The country's gross domestic product (GDP) increased 3.7% during 1999.

 . Mexico's public sector finances continue to be healthy, as the public deficit represented only 1.15% of GDP during 1999, lower than the 1.25% of GDP previ-ously estimated by the authorities.

 . During 1999, Mexico's external accounts remained under control. The current account deficit amounted to $14 billion, 11% lower than during 1998. Direct foreign investment amounted to $11.6 billion and financed 83% of the current account deficit.

 . The Mexican peso continued to show strength against the dollar, as the rate of exchange ended January 2000 at Ps. 9.61 per dollar, 3% lower than at the end of 1998.

 . The declining inflation rate trend in Mexico extended through 1999. The 12.3% annual inflation rate for 1999 was lower than the 13% target previously set by the authorities.

 . Interest rates on the 28-day Cetes (treasury bills) ended January 2000 at
  16.8%, slightly lower than the 17.7% reached at the end of fiscal 1999.

 . The Mexican Stock Exchange (Bolsa) performed favorably during the first fis-cal quarter and its main index increased 21% in dollar terms.

 . The Fund's discount between market price and NAV ended January 2000 at a level of 27%.

 . The Fund's market price and net asset value (NAV) per share increased 11% during the first fiscal quarter.

 . The Fund has resumed its Securities Lending Program, which is designed to generate additional net investment income for shareholders.

 . The Fund's Web site--www.themexicofund.com-- provides, among other useful in-formation, the Fund's current NAV per share on a same-day basis and its port-folio holdings within the first five business days after the end of each fis-cal quarter.

 . The Fund experienced no disruptions in connection with the Y2K transition.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Economic Environment

  On March 7, 2000, Moody's, one the world's leading rating agencies, an-nounced the upgrade of Mexico's sovereign long-term foreign currency bonds to an investment-grade rating with stable outlook. The investment-grade rating allows many international institutional investors to direct resources to Mexi-can credit instruments and should contribute to lower borrowing costs for Mex-ico. Moody's upgrade was based, among other factors, on a lower relative for-eign currency debt burden underpinned by a dynamic export sector well inte-grated into the North American economy and other regions in the world. Accord-ing to Moody's, Mexico's current account deficits in the coming years are likely to continue being financed mostly by non debt-creating flows, thus con-tributing to the maintenance of a manageable debt burden. In addition, a free-floating exchange rate policy has reduced the call on international reserves, resulting in a much less vulnerable external accounts as compared to the past.

  Although highly dependent on US business cycles, Moody's believes that Mex-ico should not be seriously affected by a slowdown in the US economy, provided that the authorities maintain appropriate macroeconomic policies. Moody's stated that the fiscal cost of the additional public sector debt attributable to problems in the banking system is manageable and that, although economic and/or political shocks may occur, the depth of the economic changes brought by NAFTA and Mexico's solid external accounts should allow future governments to cope with such events in a manner consistent with an investment-grade rat-ing. Moody's mentioned that Mexico still faces large development needs and that a major fiscal reform is necessary to reduce the government's over-depen-dence on volatile oil revenues.

  Following Moody's decision, on March 13, 2000, S&P also upgraded Mexico's credit rating to one notch below investment grade, from BB to BB+, with a pos-sibility of a future upgrade should the next government continue the current administration's economic policies.

  Mexico and the EU have signed a Free Trade Agreement that will become effec-tive July 1, and Mexico has also signed a free trade agreement with Israel. These agreements further confirm that Mexico is now the most globally inte-grated Latin American nation and, for that reason, should be considered as such by international investors.

  Mexico's economic activity continued to show a dynamic performance in 1999. The country's GDP increased 3.7% during 1999. The transportation sector in-creased 8.8%, the construction sector increased 4.5%, the energy sector in-creased 4.4%, the manufacturing and commerce sectors increased 4.1% and the primary sector increased 3.5%. Only one sector of the economy registered a negative performance, the mining sector, which declined 3.1% mainly because of lower extraction levels of oil, natural gas and precious metals. Economic ana-lysts estimate that during year 2000 Mexico's GDP growth will increase to 4.5%.

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-------------------------------------------------------------------------------

  During 1999, Mexico's current account deficit amounted to $14 billion, 11% lower than during 1998. The trade balance deficit amounted to $5.4 billion, 32% lower than during 1998. Mexico's total exports increased 16% to $136.7 billion in 1999, while total imports increased 13% to $142 billion. At the same time, Mexico's direct foreign investment amounted to $11.6 billion and financed 83% of the current account deficit.

  Mexico's net international reserves at Banco de Mexico (Central Bank) are now at their highest historical level and amounted to approximately $31.5 bil-lion at the end of January 2000. It is important to note that Mexico follows a free-floating exchange rate policy and market forces dictate the current ex-change rate levels. The Mexican currency continued to show signs of strength as the exchange rate ended this fiscal period at Ps.9.61 per dollar, 3% lower than at the end of 1998.

  Mexico's inflation rate continued to show a declining trend, registering 12.3% for 1999, compared to 13% target set by the Central Bank, and declined to 10.5% for the twelve-month period ended February 29, 2000. Strict adherence to the current administration's monetary policy and the strong performance of the peso continued to contribute to this declining inflation trend.

  Although Mexico's interest rates have declined significantly, we believe their levels are still too high to stimulate domestic credit. The interest rates paid on 28-day Cetes decreased from 31% at the end of 1998 to 16% at the end of 1999. The recent upgrade of Mexico's credit rating by Moody's and S&P has resulted in further reductions of domestic interest rates, and the rate paid by these instruments declined to 13.3% as of mid-March 2000.

  During 1999, the agreement reached by several oil producing countries to re-duce oil supply resulted in higher levels of international oil prices. The price of the Mexican oil mix increased from $7.70 per barrel at the end of 1998, to approximately $25 per barrel as of the end of January 2000. As a re-sult, Mexican oil exports grew significantly during 1999 and increased the public sector revenues.

  Mexico's public sector deficit represented 1.15% of GDP during 1999, lower than the 1.25% of GDP previously estimated by the authorities. The positive performance of international oil prices and the strength of the peso contrib-uted to achieve this lower public sector deficit. The authorities estimate that the fiscal deficit during year 2000 will represent approximately 1.0% of GDP.

The Bolsa and the Fund's Performance

  The Mexican Bolsa index was one of the top performers worldwide during 1999 as it increased 86% in dollar terms. This positive performance has extended through the first quarter of fiscal 2000, when the Bolsa index increased 21% in dollar terms to a level of 6,586 points at the end of January. Since then, however, the index has continued to increase and at the end of February reached a level of 7,369 points. A significant portion of this increasing trend has been generated by

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
the extraordinary performance of Telmex and Telecom (its holding company), which together represent 35% of the index and increased 26% and 51%, respec-tively, during this fiscal quarter.

  This positive trend of the Bolsa index has also been reflected in the Fund's performance. According to figures provided by Lipper Analytical Services, Inc., during the first fiscal quarter, the Fund's market price and NAV per share increased 11% and 12%, respectively, to $15 7/8 and $21.88, respective-ly. The difference between the performance of the Fund's NAV and the Bolsa in-dex is explained by the performance and weight within the index of Telmex and Telecom. The Fund' investment adviser believes that these two issuers continue to represent attractive investment opportunities and has increased the Fund's investment in these companies, which should narrow the performance gap between the Fund's NAV and the Bolsa index. However, the Fund's diversification poli-cies currently do not permit it to match the concentration of the Bolsa index in these two companies. The discount between the Fund's market price and NAV per share ended January 2000 at 27.4%.

  Although the Bolsa index has increased significantly, several fundamental indicators still suggest that market prices of listed companies show modest valuations. At the end of January 2000, the price-earnings (PE) and price-book value (PBV) ratios of the Bolsa were 10.5 and 1.4 times, respectively. Al-though not totally comparable, the PE ratios of the Dow Jones Industrial Aver-age and S&P 500 indices in the US were approximately 23 and 31 times, respec-tively.

  The recent investment-grade rating granted to Mexico is likely to have a positive effect on the borrowing cost of listed companies, which in turn would result in improved operating costs and earnings for most issuers. Although it is too early to evaluate such effects, Fund management believes that the Bolsa and the Fund may benefit from this event.

Portfolio Strategy

  During the first quarter of fiscal 2000, the Fund reduced some of its in-vestments in securities with limited liquidity and market capitalization in order to increase its exposure to companies in the telecommunications, banking and media sectors. The Fund also invested in companies in the commodities, housing, holdings and retail sectors. At the same time, the Fund also reduced its exposure to some issuers in the beverages, cement and consumer goods sec-tors. Some of these transactions were made in order to comply with diversifi-cation requirements applicable to the Fund. This Report includes for your ref-erence a summary description of the Fund's ten largest holdings, which at the end of January 2000 represented approximately 65% of its total net assets.

  The Fund publishes on its Web site, located at www.themexicofund.com, its investment portfolio as of the end of each fiscal quarter, updated within five business days after the closing of the fiscal quarter. According-

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ly, the Fund's investment portfolio, as reported on the Web site, is updated during the first five business days of February, May, August and November. The Fund's investment portfolio as of January 31, 2000 has been posted on the Web site since early February 2000.

Annual Meeting of Shareholders

  The Annual Meeting of Shareholders of the Fund was held on February 25, 2000 at 2:00 pm at 30 Rockefeller Plaza, 23rd Floor, New York, NY. All proposals presented at the meeting were approved. A total of 40,912,366 shares voted at the meeting either in person or by proxy and the results were as follows:

1. Election of Directors:

   Director Nominee      For     Withheld
   Philip Caldwell    39,054,270 1,858,091
   Jaime Serra Puche  40,495,838   416,524

2. Selection of Independent Public Accountants Arthur Andersen, LLP:

      For                              Against                                                 Abstain
   40,627,059                          112,746                                                 172,549

Investor Relations

  The Fund's Web site presents the Fund's NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund. Also available is the complete history of dividend dis-tributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. We hope that the Fund's Web site will be a useful resource for information and we will continue working to improve it.

  The Fund continues to offer a convenient e-mail service as another way for shareholders and potential investors to obtain additional information and to contact Fund management. Please direct your e-mail inquiries to:

  Investor Relations Office
  investor-relations@themexicofund.com

  In addition to the quarterly reports published by the Fund, the Adviser dis-tributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's Web site or receive it via ordinary mail. Please direct your request to the Investment Adviser via e-mail or write to:

  Impulsora del Fondo Mexico, sa de cv.
  77 Aristoteles St. 3rd Floor
  Polanco
  11560 Mexico, D.F.
  Mexico

  The Fund also has a toll free telephone number and an information agent, Morrow & Co. Inc. in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please refer your information requests to:

  Morrow & Co., Inc.
  14755 Preston Road--Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  In addition to the Fund's Web site, information on the Fund's NAV and market price per share is published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the NYSE Composite Transactions un-der the designations "MexFd" or "MexicoFd". The Fund's NYSE trading symbol is MXF.

  The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

  The Fund's dividend reinvestment plan and transfer agent is:

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Securities Lending Program

  The Fund has resumed its Securities Lending Program (the "Program") after it was discontinued in October 1999 while the Fund evaluated new Lending Agents. The Fund has appointed Cantor Fitzgerald & Co. as its new Lending Agent and Comerica Bank as the Custodian for the collateral that will be received by the Fund under the Program. The Program is designed to increase the Fund's net in-vestment income to be distributed to shareholders. The Fund will keep share-holders informed regarding the development of the Program.

Year 2000 (Y2K)

  As discussed in previous reports, the Fund and the Adviser took steps over the last several years to ensure that their computer systems were "Y2K compli-ant"--or capable of processing information on or after January 1, 2000. In ad-dition, the Fund assessed the Y2K compliance of its service providers, and de-veloped a contingency plan intended to provide for possible Y2K occurrences.

  Neither the Fund, the Adviser or, to the knowledge of the Fund or the Advis-er, key service providers of the Fund, experienced any material Y2K problems on or after January 1, 2000 or in connection with the leap year occurrence on Feb-ruary 29. In addition, the Adviser is not aware of any material Y2K problems in connection with the Fund's portfolio companies.

  While the Adviser, as part of its general duties in connection with the man-agement of the Fund, will continue to monitor the performance of the systems of the Fund and the Advisers, the Fund's quarterly reports will no longer contain a Y2K update.

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-------------------------------------------------------------------------------

Dividend Reinvestment Plan

  The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do not wish to participate in the Plan, please con-tact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any frac-tional share. At a shareholder's request, the Plan Agent will sell the partic-ipant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

  Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

  If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nomi-nee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a dis-tribution had the shareholder not participated in the Plan.

  If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Sincerely yours,

[/s/ Jose Luis Gomez Pimienta
/s/ Juan Gallardo T.
Jose Luis Gomez
Pimienta              Juan Gallardo T.
President             Chairman of the Board

March 27, 2000.

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Description of the Fund's Ten Largest Holdings as of January 31, 2000.

1. Telefonos de Mexico, S.A. de C.V. (11.48%)

  Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data and video transmission services. Since its privatization in 1990, Telmex has aggres-sively modernized and has emerged as a leader in telecommunications services in Latin America.

2. Carso Global Telecom, S.A. de C.V. (9.24%)

  This company is dedicated to the telecommunications business and is the con-trolling company of Telmex (see above), Prodigy Inc. (US) and Mcom Wireless Inc. (Brazil). The shares of Prodigy Inc., an important Internet service pro-vider in the US, began trading on NASDAQ in February 1999.

3. Wal-Mart de Mexico, S.A. de C.V. (formerly Cifra, S.A. de C.V.) (8.51%)

  This company is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company, a subsidiary of the US Wal-Mart Stores, Inc. operated a total of 414 units in Mexico at the end of 1999, which included supermarkets, retail stores and res-taurants.

4. Grupo Modelo, S.A. de C.V. (6.33%)

  Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export mar-kets of 57.9%. The group currently owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

5. Kimberly Clark de Mexico, S.A. de C.V. (5.69%)

  The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

6. Fomento Economico Mexicano, S.A. de C.V. (5.38%)

  Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and exports its products worldwide. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

7. Cemex, S.A. de C.V. (4.94%)

  Cemex is the largest cement company in the Americas and one of the three largest in the world. The company and its subsidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex operates in 22 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and Dominican Republic and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

8. Grupo Televisa, S.A. (4.74%)

  Televisa is the largest media company in the Spanish-speaking world. It maintains interests in television production and broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, music recording, cable television, radio production and broadcast-ing, professional sports and show business promotion, paging services, feature film production and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision, the leading Spanish-language television company in the United States.

9. Apasco (4.32%)

  The Apasco Group is an organization founded in 1928, dedicated to the pro-duction and commercialization of cement, ready-mixed concrete, aggregates and other related products and services. Apasco is the second largest producer of cement and ready-mixed concrete in Mexico and the company also has market presence in Honduras and El Salvador. Holderbank, the world's leading producer of cement, holds a majority position in Apasco.

10. Grupo Carso, S.A. de C.V. (4.11%)

  Carso is a diversified holding company with interests in key sectors of the Mexican economy such as telecommunications, consumer goods, retail, construc-tion, autoparts and mining. The company holds large market shares in most of the businesses in which it participates and its strategy consists of acquiring controlling interests in undervalued companies to maximize their long-term growth and value.

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The Mexico Fund, Inc.
Schedule of Investments as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                                Percent
                         Shares                                        Value    of Net
 Industries               Held      Common Stock (96.79%)    Series  (Note 1)   Assets
---------------------------------------------------------------------------------------
                                  Coca-Cola Femsa, S.A. de
 Beverages              2,602,000  C.V. ..................      L   $ 4,060,127   0.37%
                                  Embotelladoras Argos,
                        2,765,000  S.A. ..................      B     2,790,024   0.25
                                  Fomento Economico
                                   Mexicano, S.A. de
                       14,500,000  C.V. ..................    UBD    59,505,357   5.38
                                  Grupo Continental,
                        9,422,000  S.A. ..................      *    10,801,044   0.98
                                  Grupo Modelo, S.A. de
                       30,500,000  C.V. ..................      C    69,959,950   6.33
                                                                    -----------  -----
                                                                    147,116,502  13.31
---------------------------------------------------------------------------------------
 Cement
  Industry              8,200,000 Apasco, S.A. de C.V. ...      *    47,768,647   4.32
                       12,478,000 Cemex, S.A. de C.V. ....    CPO    54,582,326   4.94
                                                                    -----------  -----
                                                                    102,350,973   9.26
---------------------------------------------------------------------------------------
                                  Carso Global Telecom,
 Communications    (a) 10,036,994  S.A. de C.V. ..........     A1   102,113,598   9.24
                                  Telefonos de Mexico,
                        9,500,000  S.A. de C.V. ..........      A    52,080,516   4.71
                                  Telefonos de Mexico,
                       14,000,000  S.A. de C.V. ..........      L    74,856,965   6.77
                                                                    -----------  -----
                                                                    229,051,079  20.72
---------------------------------------------------------------------------------------
 Conglomerates     (a) 12,000,000 Alfa, S.A. de C.V. .....      A    44,939,145   4.07
                        1,322,000 Cydsa, S.A. ............      A     1,155,186   0.10
                   (a) 41,575,276 Desc, S.A. de C.V. .....      B    31,571,779   2.86
                                  Grupo Carso, S.A. de
                   (a) 10,990,000  C.V. ..................     A1    45,386,768   4.11
                                  Grupo Imsa, S.A. de
                        3,105,000  C.V. ..................    UBC     5,587,902   0.51
                   (a)  1,520,000 Savia, S.A. de C.V. ....      A     7,826,901   0.71
                        4,000,000 Vitro, S.A. ............      A     5,800,478   0.52
                                                                    -----------  -----
                                                                    142,268,159  12.88
---------------------------------------------------------------------------------------
 Construction &                   Consorcio ARA, S.A. de
 Housing           (a)  6,946,000  C.V. ..................      *    10,231,495   0.93
                                  Corporacion Geo, S.A. de
                   (a)  2,480,000  C.V. ..................      B     7,017,164   0.64
                                  Empresas ICA, Sociedad
                                   Controladora, S.A. de
                       12,600,000  C.V. ..................      *     5,714,761   0.52
                                                                    -----------  -----
                                                                     22,963,420   2.09
---------------------------------------------------------------------------------------
 Consumer
 Products for                     Kimberly-Clark de
 Personal Care         20,639,000  Mexico, S.A. de C.V. ..      A    62,906,762   5.69
---------------------------------------------------------------------------------------
                                  Corporacion
                                   Interamericana de
                                   Entretenimiento, S.A.
 Entertainment     (a)  4,604,495  de C.V. ...............      B    18,919,958   1.71
                                  Corporacion
                                   Interamericana de
                                   Entretenimiento, S.A.
                   (a)    895,000  de C.V. ...............      L     3,593,779   0.33
                                                                    -----------  -----
                                                                     22,513,737   2.04
---------------------------------------------------------------------------------------
 Financial                        Grupo Financiero Bamamex
  Groups           (a)  3,045,000  Accival, S.A. de C.V. .      O    12,226,880   1.11
                                  Grupo Financiero
                   (a)  4,227,000  Inbursa, S.A. de C.V. .      O    19,699,324   1.78
                                  Grupo Financiero
                                   Inverlat Recovery
                (a)(b)        --   Trust..................                  --    0.00
                                                                    -----------  -----
                                                                     31,926,204   2.89
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of January 31, 2000 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                                  Percent
                                                                       Value      of Net
 Industries          Shares Held Common Stock (Continued)   Series    (Note 1)    Assets
-----------------------------------------------------------------------------------------
                                 Grupo Bimbo, S.A. de
 Food            (a)  26,090,000  C.V. ..................      A       43,695,933   3.95%
                                 Grupo Industrial Maseca,
                      17,000,000  S.A. de C.V. ..........      B        8,134,817   0.74
                                                                   -------------- ------
                                                                       51,830,750   4.69
-----------------------------------------------------------------------------------------
 Iron & Steel
  Industry       (a)   2,600,000 Hylsamex, S.A. de C.V. .    BCP        5,544,575   0.50
                                 Tubos de Acero de
                       1,115,000  Mexico, S.A. ..........      *       16,412,410   1.49
                                                                   -------------- ------
                                                                       21,956,985   1.99
-----------------------------------------------------------------------------------------
 Media           (a)   1,923,000 Grupo Televisa, S.A. ...    CPO       52,430,906   4.74
-----------------------------------------------------------------------------------------
 Mining                          Grupo Mexico, S.A. de
  Industry             7,750,000  C.V. ..................      B       42,003,017   3.80
                                 Industrias Penoles, S.A.
                       3,096,000  de C.V. ...............      *        8,325,351   0.75
                                                                   -------------- ------
                                                                       50,328,368   4.55
-----------------------------------------------------------------------------------------
 Retail Trade    (a)  16,232,807 Cifra, S.A. de C.V. ....      C       27,018,091   2.45
                 (a)  37,723,784 Cifra, S.A. de C.V. ....      V       66,947,650   6.06
                                 Controladora Comercial
                                  Mexicana, S.A. de
                      11,250,000  C.V. ..................    UBC       11,468,844   1.04
                                 Grupo Sanborns, S.A. de
                 (a)   4,250,000  C.V. ..................    B-1        8,789,140   0.79
                                 Organizacion Soriana,
                 (a)   4,527,000  S.A. de C.V. ..........      B       17,636,133   1.60
                                                                   -------------- ------
                                                                      131,859,858  11.94
-----------------------------------------------------------------------------------------
                                 Total Common Stock
                                  (Identified Cost--
                                  $546,302,817)..........          $1,069,503,703  96.79
-----------------------------------------------------------------------------------------
                                                                                  Percent
                                   Short-Term Securities               Value      of Net
 Securities          Fair Value           (2.90%)                     (Note 1)    Assets
-----------------------------------------------------------------------------------------
                     $32,063,777 Bancomer, S.A., 17.00%,
                                  dated 01/31/00, due
                                  02/01/00, repurchase
                                  price $32,078,918,
 Repurchase                       collateralized by
 Agreements                       Bondes.................          $   32,063,777   2.90%
-----------------------------------------------------------------------------------------
                                 Total Short-Term
                                  Securities (Identified
                                  cost--$32,063,777).....              32,063,777   2.90
                                 Total Investments
                                  (Identified cost--
                                  $578,336,594)..........           1,101,567,480  99.69
                                 Other Assets in Excess
                                  of Liabilities.........               3,430,755   0.31
                                                                   -------------- ------
                                 Net Assets (Equivalent
                                  to $21.88 per share on
                                  50,506,925 shares of
                                  capital stock
                                  outstanding)...........          $1,104,998,235 100.00%
                                                                   -------------- ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $546,302,817)..  $1,069,503,703
 Short term securities (identified cost --
   $32,063,777)..................................      32,063,777
                                                   --------------
  Total investments (identified cost --
    $578,366,594)................................                 $1,101,567,480
Receivables from securities sold.................                      6,314,617
Interest receivable..............................                         15,141
                                                                  --------------
  Total assets...................................                  1,107,897,238
                                                                  --------------
Liabilities:
Payables for securities purchased................                      1,835,075
Investment adviser (Notes 2 and 3)...............                        809,402
Accrued expenses and other liabilities...........                        254,526
                                                                  --------------
  Total liabilities..............................                      2,899,003
                                                                  --------------
Net Assets -- Equivalent to $21.88 per share on
 50,506,925 shares of capital stock outstanding
 (Note 7)........................................                 $1,104,998,235
                                                                  ==============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)  For the Three Months Ended January 31, 2000
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends...........................................  $ 1,351,412
 Interest and discounts earned.......................    1,943,887
                                                       -----------
 Total income........................................               $  3,295,299
Expenses:
 Investment advisory fee (Note 2)....................    1,942,828
 Administrative services (Note 3)....................       87,500
 Value-added taxes (Note 1)..........................      317,451
 Printing, distribution and mailing of shareholder
  reports............................................       49,703
 Legal fees..........................................       67,220
 Directors' fees.....................................       39,213
 Directors' and Officers' expenses...................       14,666
 Accounting and audit fees...........................       26,395
 Custodian fees (Note 5).............................       24,339
 Transfer agent and dividend disbursement fees.......        5,250
 Shareholders' information...........................       57,785
 Stock exchange fees.................................       12,066
 Miscellaneous.......................................       36,093
                                                       -----------
 Operating expenses..................................                  2,680,509
                                                                    ------------
 Net investment income (Note 1)......................                    614,790
                                                                    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency
 transactions (Notes 1 and 6):
 Proceeds from sales.................................   31,580,149
 Cost of securities sold.............................   18,633,264
                                                       -----------
 Net realized gain on investments....................   12,946,885
 Net realized gain from foreign currency                   528,303
  transactions.......................................
                                                       -----------
 Net realized gain on investments and foreign
  currency transactions..............................                 13,475,188
Increase in net unrealized gain (loss) on investments
 and translation of assets and liabilities in foreign
 currency:
Investments:
 End of period (Note 6)..............................  523,200,886
 Beginning of period.................................  419,910,947
                                                       -----------
 Increase in net unrealized gain on investments......  103,289,939
Translation of assets and liabilities in foreign
 currency:
 End of period.......................................     (337,704)
 Beginning of period.................................     (304,016)
                                                       -----------
 Increase in net unrealized loss on translation of
  assets and liabilities in foreign currency.........      (33,688)
                                                       -----------
 Increase in net unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency...........................................                103,256,251
                                                                    ------------
Net Increase in Net Assets Resulting from Operations.               $117,346,229
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Changes in Net Assets

                                              For the
                                         Three Months Ended       For the
                                          January 31, 2000       Year Ended
                                            (Unaudited)       October 31, 1999
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income..................    $      614,790       $ 20,388,489
Net realized gain on investments and
 foreign currency transactions.........        13,475,188          1,107,534
Net increase in unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency...       103,256,251        206,280,504
                                           --------------       ------------
Net increase in net assets resulting
 from operations.......................       117,346,229        227,776,527
Dividends to shareholders from net
 investment income.....................          (974,784)       (22,925,093)
                                           --------------       ------------
 Total increase in net assets..........       116,371,445        204,851,434
Net Assets:
Beginning of period....................       988,626,790        783,775,356
                                           --------------       ------------
End of period..........................    $1,104,998,235 (A)   $988,626,790 (A)
                                           ==============       ============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(10,718,236) as of January 31, 2000 and $(10,886,545) as of October 31, 1999.

--------------------------------------------------------------------------------

                             For the
                           Three Months
                              Ended               For the Year Ended October 31,
The Mexico Fund, Inc.    January 31, 2000 ----------------------------------------------------
Financial Highlights       (Unaudited)      1999      1998         1997       1996      1995
-------------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period....    $    19.57    $  15.52  $  23.49    $    17.33  $  13.80  $  33.48
                            ----------    --------  --------    ----------  --------  --------
 Net investment income
  (Note 1)..............          0.01        0.40      0.39**        0.40      0.50      0.59**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......          2.32        4.10     (7.48)**       6.16      3.46    (19.21)**
                            ----------    --------  --------    ----------  --------  --------
Total from investment
 operations.............          2.33        4.50     (7.09)**       6.56      3.96    (18.62)**
                            ----------    --------  --------    ----------  --------  --------
Less Dividends and
 Distributions:
 Dividends to common
  shareholders from net
  investment income.....         (0.02)      (0.45)    (0.23)        (0.38)    (0.43)      --
 Distributions to common
  shareholders from net
  capital gains.........           --          --      (0.60)        (0.02)      --      (0.01)
                            ----------    --------  --------    ----------  --------  --------
Total dividends and
 distributions..........         (0.02)      (0.45)    (0.83)        (0.40)    (0.43)    (0.01)
                            ----------    --------  --------    ----------  --------  --------
 Tax return of capital..           --          --        --            --        --      (0.05)
                            ----------    --------  --------    ----------  --------  --------
 Capital charge
  resulting from
  issuance of fund
  shares................           --          --      (0.05)          --        --      (1.00)
                            ----------    --------  --------    ----------  --------  --------
 Net asset value, end of
  period................    $    21.88    $  19.57  $  15.52    $    23.49  $  17.33  $  13.80
                            ==========    ========  ========    ==========  ========  ========
 Market value per share,
  end of period.........    $    15.88    $  14.31  $  11.25    $    18.69  $  14.13  $  12.25
                            ==========    ========  ========    ==========  ========  ========
Total investment return
 based on market value
 per share..............        11.05%      31.92%   (36.70%)       35.03%    18.77%   (60.79%)
Ratios to Average Net
 Assets:
 Expenses...............        0.91%*       0.98%     0.93%         0.91%     1.00%     1.14%
 Net investment income..        0.21%*       2.14%     1.87%         1.80%     2.93%     3.24%
Supplemental Data:
 Net assets at end of
  period (in 000's).....    $1,104,998    $988,627  $783,775    $1,167,893  $861,750  $685,896
 Portfolio turnover
  rate..................         2.96%       6.40%     3.69%         7.58%     9.57%    10.61%

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                                       (Amounts in thousands,
                                                      except per share amounts)
                                                     --------------------------
                                                           Quarter Ended
                                                          January 31, 2000
                                                     --------------------------
                                                         Total      Per Share
                                                     --------------------------
Investment Income................................... $         3,295$      0.07
Net Investment Income............................... $           615$      0.01
Net realized gain on investments.................... $        12,947$      0.26
Net realized gain from foreign currency
 transactions....................................... $           528$      0.01
Increase in net unrealized gain on investments...... $       103,290$      2.05
Increase in net unrealized gain on translation of
 assets and liabilities in foreign currency......... $       103,256$      2.04
Net assets.......................................... $     1,104,998$     21.88

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements--
January 31, 2000 (Unaudited)
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment ob-jective of the Fund is to seek long term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of op-erations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund rea-sonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

 Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at January 31, 2000 was Ps.9.613 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, re-alization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the three months ended January 31, 2000, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute sub-stantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund proposed by the Fund's Investment Adviser. The Board also approved Merrill Lynch Portfolio Services, Inc. (MLPS) as the lending agent for the Fund. From August 1998 un-til August 1999, the Fund was lending part of its portfolio securities to ap-proved financial institutions, provided that the market value of securities loaned did not at any time exceed one-third of the Fund's total assets. The Fund continued to receive dividends on the securities loaned. The gain or loss in the fair value of the securities loaned that occurred during the term of the loan was accounted for by the Fund. The Fund earned interest on the in-vestment of the collateral received for the securities loaned. The Fund re-bated

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
a portion of the interest earned on the investment of collateral to the bor-rower, and paid a commission to the lending agent. Under the agreement, MLPS also reimbursed to the Fund the custodian fees. In order to protect against the risk of failure by the borrower to return the securities loaned or any de-lay in the delivery of such securities, each loan was collateralized by U.S. dollars (cash), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or irrevocable stand-by letters of credit is-sued by U.S. banks. The collateral was maintained at all times in an amount equal to at least 105 percent of the current market value of the loaned secu-rities.

 In August 1999, the engagement of MLPS was terminated when MLPS sold its se-curities lending business. The Fund's investment adviser is evaluating other agents in order to resume this source of income during fiscal 2000.

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be per-formed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the prepa-ration and filing of annual reports and tax returns. The term of this agree-ment was renewed by the Board of Directors through August 31, 2000. The annual fee payable to the Adviser by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:

 Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental au-thorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $49,552. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the three months ended January 31, 2000 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $52,862,612
                                                                    -----------
  Total Purchases.................................................. $52,862,612
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $31,580,149
                                                                    -----------
  Total Sales...................................................... $31,580,149
                                                                    ===========

 As of January 31, 2000, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $522 million, of which approximately $572 million related to appreciated securities and approx-imately $50 million related to depreciated securities. The aggregate cost of investments in common stocks at January 31, 2000 for Federal income tax pur-poses was approximately $547 million.

7. Capital Stock:

 At January 31, 2000, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan un-less they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $ 29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $ 15,078,787.

 As of January 31, 2000, net assets were comprised of the following:

Common stock................................................ $   50,506,925
Additional paid-in capital..................................    576,466,300
Accumulated net investment loss.............................    (10,718,236)
Accumulated net realized loss on investments................    (34,119,936)(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency.................    522,863,182
                                                             --------------
                                                             $1,104,998,235
                                                             ==============

-------
(A) ($42,942,288) for Federal Income Taxes.

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment in-come as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund has net capital loss carryforwards at January 31, 2000 of approximately $42,942,000 expiring in 2007.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9. Investments:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of Janu-ary 31, 2000, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA will be transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.